SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2001

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                         COMMISSION FILE NUMBER 0-26476

NEVADA                          GLYCOGENESYS, INC.           33-0231238
(State of other jurisdiction of (Exact name of registrant    (I.R.S. Employer
incorporation or organization)  as specified in its charter) Identification No.)

                31 St. James Avenue, Boston, Massachusetts   02116
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                (Address of principal executive officers)  (Zip Code)

        Registrant's telephone number, including area code (617) 422-0674
                             ----------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS


On December 31, 2001, Elan International Services, Ltd. ("EIS"), an affiliate of Elan Corporation plc, made its first disbursement in research and development funding available to GlycoGenesys, Inc. (the "Company") under the terms of the joint venture announced in July 2001 for the development of GCS-100 (formerly known as GBC-590) in the field of oncology. The disbursement was made in the form of a purchase by EIS of approximately $1.4 million of the Company's Series B preferred stock. The Company will use the proceeds from the sale of its Series B preferred stock to fund its portion of research and development work of its joint venture with EIS. In connection with EIS's investment, the Company issued
862.76047 Series B preferred shares. In addition, as a shareholder in the Company's joint venture, EIS disbursed approximately $400,000 representing EIS portion of the funding obligation. The Company has up to $12 million in potential disbursements under its agreements with EIS in connection with the joint venture, including the current investment.

The Series B preferred stock sold has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States, except pursuant to an applicable exemption from the Securities Act registration requirements.


Safe Harbor Statement

Any statements contained in this release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties, including, but not limited to, risks of product development (such as failure to demonstrate efficacy or safety), risk related to FDA and other regulatory procedures, market acceptance risks, the impact of competitive products and pricing, the results of current and future licensing, joint ventures and other collaborative relationships, the results of financing efforts, developments regarding intellectual property rights and litigation, and other risks identified in the Company's Securities and Exchange Commission filings. Actual results, events or performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as the date hereof. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 9, 2002            By: /s/ Bradley J. Carver
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                                           Bradley J. Carver
                                           President and Chief Executive Officer